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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) June 6, 2000


AMERICAN EXPRESS                               AMERICAN EXPRESS RECEIVABLES
 CENTURION BANK                                  FINANCING CORPORATION II


      (as Originators of the American Express Credit Account Master Trust)
      --------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)
                                  on behalf of
                  American Express Credit Account Master Trust

      Utah            11-2869526          333-91473         Delaware              13-3854638          333-91473
(State or Other    (I.R.S. Employer      (Commission    (State or Other        (I.R.S. Employer      (Commission
Jurisdiction of     Identification       File Number)   Jurisdiction of         Identification      File Number)
Incorporation or        Number)                         Incorporation or            Number)
 Organization)                                           Organization)

         6985 UnionPark Center                  World Financial Center
          Midvale, Utah 84047                      200 Vesey Street
             (801) 565-5000                   New York, New York 10285
                                                   (212) 640-2000

               (Address, Including Zip Code, and Telephone Number, Including Area Code, of each Registrant's Principal Executive Offices)

             N/A                                      N/A
(Former Name or Former Address,           (Former Name or Former Address,
if Changed Since Last Report)              if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.           Not Applicable.

Item 2.           Not Applicable.

Item 3.           Not Applicable.

Item 4.           Not Applicable.

Item 5. On June 6, 2000, the Registrant made available to prospective investors a series term sheet setting forth a description of the collateral pool and the proposed structure of $1,000,000,000 aggregate principal amount of Class A Floating Rate Asset Backed Certificates, Series 2000-4, and $96,970,000 aggregate principal amount of Class B Floating Rate Asset Backed Certificates, Series 2000-4, of the American Express Credit Account Master Trust. The series term sheet is attached hereto as Exhibit 99.01.

Item 6.           Not Applicable.

Item 7.           Exhibit.

The following is filed as an Exhibit to this Report under Exhibit 99.01.

         Exhibit 99.01 Series Term Sheet, dated June 6, 2000, Class A Floating Rate Asset Backed Certificates, Series 2000-4, and the Class B Floating Rate Asset Backed Certificates, Series 2000-4, of the American Express Credit Account Master Trust.

Item 8.           Not Applicable.

Item 9.           Not Applicable.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                    American Express Centurion Bank,
                                    on behalf of the American Express
                                    Credit Account Master Trust

                                    By:  /s/ Maureen Ryan
                                        ---------------------------------------
                                        Name:  Maureen Ryan
                                        Title: Assistant Treasurer




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


                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                            American Express Receivables Financing
                              Corporation II

                            on behalf of the American Express Credit Account Master Trust


                            By:      /s/ Leslie R. Scharfstein
                                ----------------------------------------
                                Name:  Leslie R. Scharfstein
                                Title: President

                                  EXHIBIT INDEX
                                  -------------

Exhibit           Description
-------           -----------

Exhibit 99.01 Series Term Sheet, dated June 6, 2000, with respect to the proposed issuance of the Class A Floating Rate Asset Backed Certificates, Series 2000-4, and the Class B Floating Rate Asset Backed Certificates, Series 2000-4, of the American Express Credit Account Master Trust.








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